UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

Natera, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37478	01-0894487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Industrial Road, Suite 410

San Carlos, California 94070

(Address of principal executive offices, including zip code)

(650) 249-9090

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTRA	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 28, 2020, Natera, Inc. (“Natera”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Natera’s stockholders voted on four proposals, each of which is described in more detail in Natera’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 16, 2020.

Only stockholders of record as of the close of business on April 9, 2020, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 78,656,921 shares of Natera’s common stock were outstanding and entitled to vote at the Annual Meeting. The holders of a total of 71,677,673 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of common stock of Natera was entitled to one vote for each share of common stock held as of the close of business on the record date.

The tabulation of the stockholders’ votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1: The election of three directors to serve as Class II directors until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Rowan Chapman	64,524,997	559,797	6,592,879
Herm Rosenman	32,863,114	32,221,680	6,592,879
Jonathan Sheena	43,953,079	21,131,715	6,592,879

Proposal 2: The ratification of the appointment of Ernst & Young LLP as Natera’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstentions	Broker Non-Votes
71,411,312	235,231	31,130	0

Proposal 3: The advisory vote on the compensation of Natera’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
61,700,855	3,337,577	46,362	6,592,879

Proposal 4: The advisory vote on the frequency of an advisory vote on the compensation of Natera’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
64,000,676	13,109	131,411	939,598	6,592,879

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natera, Inc.

By:	/s/ Michael Brophy
Michael Brophy
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: June 3, 2020